UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2005

Managed High Income Portfolio Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-07396	13-3702270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 426 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Managed High Income Portfolio Inc.

CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events.

On September 21, 2005, Managed High Income Portfolio Inc. (the “Fund”) issued a press release regarding potential administrative proceedings by the Securities and Exchange Commission against the Fund’s investment adviser and an affiliated adviser relating to disclosure of the source of dividends and distributions paid to shareholders of certain funds.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Managed High Income Portfolio Inc. press release, dated September 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Managed High Income Portfolio Inc. (Registrant)

Date: September 21, 2005	/s/ Thomas C. Mandia
(Signature)

Name: Thomas C. Mandia Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release of the Fund, dated September 21, 2005.